EXHIBIT 10.33.1


                     FIRST AMENDMENT TO CREDIT AGREEMENT

      THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of September 13, 2000. The parties hereto are SPORT SUPPLY GROUP, INC., a Delaware corporation ("Borrower"), and COMERICA BANK-TEXAS, a state banking association ("Bank").


                                  RECITALS:

      A. Borrower and Bank are parties to that certain Credit Agreement dated as of April 26, 1999 (which, as the same has been and may be amended, modified, supplemented or restated from time to time, is herein called the "Credit Agreement"), providing for, among other things, the Bank's agreement to extend credit to Borrower pursuant to a specific advance facility and a revolving credit facility.

      B. The existing indebtedness of Borrower under the specific advance facility is evidenced by that certain Specific Advance Facility Promissory Note dated April 26, 1999, executed by Borrower and payable to the order of Bank in the original principal amount of $10,000,000.00, as the same may be amended, modified, supplemented or restated from time to time (the "SAF Note"), and the existing indebtedness of Borrower under the revolving credit facility is evidenced by that certain Revolving Credit Note dated April 26, 1999, executed by Borrower and payable to the order of Bank in the original principal amount of $30,000,000.00, as the same may be amended, modified supplemented or restated from time to time (the "Revolving Credit Note", and together with the SAF Note, collectively referred to as the "Notes"). The Credit Agreement, the Notes and all other documents and instruments now or hereafter governing, evidencing, guaranteeing, securing or otherwise relating to payment of all or any part of the indebtedness evidenced by the Notes are herein collectively called the "Loan Documents."

      C. Borrower and Bank desire to amend the Credit Agreement (i) to reduce and extend the commitment under the revolving credit facility,
 (ii) to terminate  the  commitment  under  the  specific  advance  facility,
 (iii) to convert the indebtedness evidenced by the SAF Note into a term loan, (iv) to change the interest rates for the respective Notes, (v) to amend certain covenants and provisions of the Credit Agreement, and
 (vi) otherwise as provided herein.

      D. Bank and Borrower desire to enter into this Amendment to provide for all of the foregoing and to ratify and confirm the Loan Documents.

                                 AGREEMENTS:

      In consideration of the premises and the mutual agreements herein set forth, Borrower and Bank hereby agree as follows:


                                  Article I
                                 Definitions

         Section 1.1 Definitions. Capitalized terms used and not otherwise defined in this Amendment shall have their respective meanings as set forth in the Credit Agreement.

                                 Article II
                        Amendments to Credit Agreement

         Section  2.1  Conlin Bros., Inc.   Effective as of the date  hereof,
 Section 4.1 of the Credit Agreement is hereby amended to read in its entirety as follows:


           4.1 Preservation of Existence, Etc. Except as hereinafter provided, preserve and maintain its existence and except where the failure to do any of the following would not have a Material Adverse Effect, preserve and maintain such of its rights, licenses, and privileges as are material to the business and operations conducted by it; qualify and remain qualified to do business in each jurisdiction in which such qualification is material to its business and operations or ownership of its properties, continue to conduct and operate its business substantially as conducted and operated during the present and preceding calendar year; at all times maintain, preserve and protect all of its franchises and trade names and preserve all the remainder of its property and keep the same in good repair, working order and condition; and from time to time make, or cause to be made, all needed and proper repairs, renewals, replacements, betterments and improvements thereto. Notwithstanding the foregoing, Conlin Bros., Inc may be dissolved, liquidated or merged into Borrower or Athletic Training Equipment Company, Inc., so long as such dissolution, liquidation or merger results in all assets of Conlin Bros., Inc. being owned by Borrower or Athletic Training Equipment Company, Inc. Further, in the event such dissolution, liquidation or merger does not occur by November 15, 2000, Borrower shall cause Conlin Bros., Inc. to execute and deliver to Bank on or before such date a Guaranty, a Security Agreement (All Assets), a Security Agreement (Intellectual Property), and such UCC financing statements as Bank may require, all in form and substance satisfactory to Bank in its sole discretion.

         Section 2.2 Reporting Requirements. Effective as of the date hereof, (a) the phrase "one hundred twenty (120) days" appearing in subsection (b) of Section 4.3 of the Credit Agreement is hereby amended to read "ninety (90) days", and (b) subsections (d), (e), (f), (g), (h) and (i) of Section 4.3 of the Credit Agreement are hereby amended to read in their respective entireties as follows:

           (d)  as soon as  available, and in  any event within  fifteen
                (15) days after and as of each Borrowing Base Reporting Date, agings and reports of accounts receivable of Borrower and such of the Borrower Parties as may be required by the Bank, in form and detail satisfactory to Bank;

           (e)  as soon as  available, and  in any  event within  thirty
                (30) days after and as of the end of each calendar month, agings and reports of accounts payable of Borrower and such of the Borrower Parties as may be required by the Bank, in form and detail satisfactory to Bank;

           (f)  as soon as  available, and in  any event within  fifteen
                (15) days after and as of each Borrowing Base Reporting Date, a listing of Inventory of Borrower and such of the Borrower Parties as may be required by the Bank, in form and detail satisfactory to Bank;

           (g)  as soon as  available, and in  any event within  fifteen
                (15) days after and as of each Borrowing Base Reporting Date, a stock status report of Inventory as is presently prepared by Borrower, and of agings and reports of both accounts receivable and accounts payable, in the form of Exhibit F attached to this Agreement;

           (h) simultaneously with the Financial Statements to be delivered to Bank pursuant to subsections (b) and (c) above, a Compliance Certificate certified as being true and correct by the chief financial officer or other officer acceptable to Bank of Borrower and, as applicable, each Borrower Party;

           (i) within fifteen (15) days after and as of each Borrowing Base Reporting Date, a Borrowing Base Certificate certified as being true and correct by the chief financial officer or other officer acceptable to Bank of Borrower and, as applicable, each Borrower Party;

         Section  2.3  Collateral Audits.  Effective  as of the date  hereof,
 Section 4.14 of the Credit Agreement is hereby amended to read in its entirety as follows:

           4.14 Collateral Audits. Permit Bank to conduct audits of any Borrower Party's Accounts and Inventory as often as Bank deems such audits to be desirable. Upon Bank's request, Borrower shall reimburse Bank for the reasonable costs and expenses expended by Bank in connection with such audits, such expenses not to exceed $5,000.00 per audit. Without limiting Bank's right to conduct more frequent audits, Bank acknowledges that it currently intends to conduct two (2) such audits of Accounts and Inventory during each successive 12 month period beginning on or after September 13, 2000; provided however, so long as no Event of Default has occurred and is continuing, any additional audit conducted by Bank shall be at the sole cost and expense of Bank.

         Section 2.4 Capital Structure, Business Objects or Purpose. Effective as of the date hereof, Section 5.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

           5.1 Capital Structure, Business Objects or Purpose. Except as hereinafter provided, purchase, acquire or redeem any of its equity ownership interests, or enter into any reorganization or recapitalization or reclassify its equity ownership interests, or make any material change in its capital structure or general business objects or purpose. Notwithstanding the foregoing, Conlin Bros., Inc may be dissolved, liquidated or merged into Borrower or Athletic Training Equipment Company, Inc., so long as such dissolution, liquidation or merger results in all assets of Conlin Bros., Inc. being owned by Borrower or Athletic Training Equipment Company, Inc.

         Section  2.5   Acquisitions.    Effective  as of  the  date  hereof,
 Section 5.6 of the Credit Agreement is hereby amended to read in its entirety as follows:

           5.6 Acquisitions. Purchase or otherwise acquire or become obligated for the purchase of all or substantially all of the assets or business interests of any Person or any shares of stock or other ownership interests of any Person or in any other manner effectuate or attempt to effectuate an expansion of present business by acquisition.

         Section  2.6  Dividends.  Effective as  of the date hereof,  Section
 5.7 of the Credit Agreement is hereby amended to read in its entirety as follows:

           5.7 Dividends. Declare or pay dividends on, or make any other distribution (whether by reduction of capital or otherwise) in respect of any shares of its capital stock or other ownership interests.

         Section 2.7  Investments.  Effective as of the date hereof,  Section
 5.8 of the Credit Agreement is hereby amended to read in its entirety as follows:

           5.8 Investments. Make or allow to remain outstanding any investment (whether such investment shall be of the character of investment in shares of stock, evidences of indebtedness or other securities or otherwise) in, or any loans, advances or extensions of credit to, any Person, other than:

           (a)  Borrower's  current   ownership   interests   in   those
                Subsidiaries of Borrower identified on Schedule 3.5 attached hereto; and

           (b) any investment in direct obligations of the United States of America or any agency thereof, or in certificates of deposit issued by Bank, maintained consistent with Borrower's or such Subsidiary's business practices prior to the date hereof; provided, that no such investment shall mature more than ninety (90) days after the date when made or the issuance thereof.

         Section  2.8   Capital  Expenditures.    Effective as  of  the  date
 hereof, Section 5.16 of the Credit Agreement is hereby amended to read in its entirety as follows:

           5.16 Capital Expenditures. Acquire or expend for, or commit to acquire or expend for, capital assets by lease (including any Capitalized Lease Obligations), purchase or otherwise in an aggregate amount that exceeds $500,000 for the period from and including June 1, 2000 to and including March 31, 2001 or for any 12 month period ending thereafter.

         Section  2.9  Remedies.   Effective as of  the date hereof,  Section
 6.2 of the Credit Agreement is hereby amended to read in its entirety as follows:

           6.2. Remedies Upon Event of Default. Upon the occurrence and at any time during the existence or continuance of any Event of Default, but without impairing or otherwise limiting the Bank's right to demand payment of all or any portion of the Indebtedness which is payable on demand, at Bank's option, Bank may give notice to Borrower declaring all or any portion of the Indebtedness remaining unpaid and outstanding, whether under the Notes or otherwise, to be due and payable in full without presentation, demand, protest, notice of dishonor, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby expressly waived, whereupon all such Indebtedness shall immediately become due and payable. Furthermore, upon the occurrence of a Default or Event of Default and at any time during the existence or continuance of any Default or Event of Default, but without impairing or otherwise limiting the right of Bank, if reserved under any Loan Document, to make or withhold financial accommodations at its discretion, to the extent not yet disbursed, any commitment by Bank to make any further loans to Borrower, issue any further Letters of Credit or effect any further Foreign Exchange Transactions for Borrower's account under this Agreement shall automatically terminate; provided, should such Default or Event of Default be cured to Bank's satisfaction, Bank may, but shall be under no obligation to, reinstate any such commitment by written notice to Borrower. Notwithstanding the foregoing, in the case of an Event of Default under Section 6.1(i), and notwithstanding the lack of any notice, demand or declaration by Bank, the entire Indebtedness remaining unpaid and outstanding shall become automatically due and payable in full, and any commitment by Bank to make any further loans to Borrower, issue any further Letters of Credit or effect any further Foreign Exchange Transactions for Borrower's account shall be automatically and immediately terminated, without any requirement of notice or demand by Bank upon Borrower, each of which are hereby expressly waived by Borrower. Furthermore, upon the occurrence of a Default or Event of Default and at any time during the existence or continuance of any Default or Event of Default, the Bank may record the Mortgage in the appropriate records of Calhoun County, Alabama, and Borrower shall pay or reimburse Bank for any and all filing fees, recording costs, mortgage tax, stamp tax or other amounts payable in connection therewith; and upon Bank's request, Borrower shall obtain and deliver to Bank or pay or reimburse Bank for obtaining an appraisal, survey, mortgagee title policy, environmental audit and such other documents and information as Bank may reasonably request. The foregoing rights and remedies are in addition to any other rights, remedies and privileges Bank may otherwise have or which may be available to it, whether under this Agreement, any other Loan Document, by law, or otherwise.

         Section 2.10 Successors and Assigns; Participation. Effective as of the date hereof, the last sentence of Section 7.7 of the Credit Agreement is hereby amended to read in its entirety as follows:

      Notwithstanding the foregoing, Bank will not assign to any third party more than forty-nine percent (49%) of its interests in any of the Loans, Notes or obligations to Bank under the Loan Documents without the prior written consent of Borrower; provided, however, that (a) no such consent by Borrower shall be required in the case of any assignment to any Affiliate of Bank, and (b) no such consent shall be required if any Default or Event of Default shall have occurred and be continuing.

          Section 2.11 New Definitions. Effective as of the date hereof, the Defined Terms Addendum to the Credit Agreement is hereby amended to add the following definitions, which definitions shall read in their respective entireties as follows:

               "Borrowing Base Reporting Date" means each of the 15th day of each calendar month and the last day of each calendar month.

               "Change in Control" shall mean (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), other than the Excluded Persons, of Equity Interests representing more than 51% of either the aggregate ordinary voting power or the aggregate equity value represented by the issued and outstanding Equity
      Interests in Borrower; or (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of Borrower by Persons who were not nominated by the board of directors of Borrower.

               "Equity Interests" shall mean shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person.

               "Excluded Persons" means (a) Emerson Radio Corp., a Delaware corporation, and its successors, Subsidiaries or other Affiliates, and (b) Geoffrey P. Jurick.

               "Leverage Ratio" shall mean, in respect of any Person and as of any applicable date of determination thereof, the ratio of (a) Debt as of such date to (b) EBITDA for the twelve-month period immediately preceding the date of determination thereof (excluding EBITDA of any entity acquired by Borrower during such twelve-month period for any portion of the period preceding the acquisition).

               "Swingline Loan" shall mean an advance made, or to be made, under the swingline facility to or for the credit of Borrower by the Bank pursuant to Section 1.3 of the Loan Terms, Conditions and Procedures Addendum.

               "Term Loan" shall mean the renewal, extension and modification, but not extinguishment or novation, of Indebtedness under the SAF Loan in the amount of $2,500,000, in accordance with
      Section 2.1 of the Loan Terms, Conditions and Procedures Addendum.

               "Term Note" shall mean the Variable Rate-Installment Note dated September 13, 2000, in the original principal amount of $2,500,000 made by Borrower payable to the order of the Bank, as the same may be renewed, extended, modified, increased or restated from time to time, such Term Note being in renewal, extension and modification, but not extinguishment or novation, of a portion of the Indebtedness evidenced by the SAF Note.

          Section 2.12 Amended Definitions. Effective as of the date hereof, the following definitions set forth in the Defined Terms Addendum to the Credit Agreement are hereby amended to read in their respective entireties as follows:

           "Borrowing  Base   Limitation"  shall   mean  the   sum   of:
      (a) eighty-five percent (85%) of Eligible Accounts; and (b) the lesser of $20,000,000 or sixty percent (60%) of Eligible Inventory.

           "Current Liabilities" shall mean, in respect of a Person and as of any applicable date of determination, (a) all liabilities of such Person that should be classified as current in accordance with GAAP, but excluding any portion of the principal of the Indebtedness classified as current at such time, plus (b) to the extent not otherwise included, all liabilities of the Borrower to any of its Affiliates whether or not classified as current in accordance with GAAP.

           "Loans" shall mean, collectively, the Revolving Loans and the Term Loan, and "Loan" shall mean any of them.

           "Notes" shall mean, collectively, whether one or more, the Revolving Credit Note and the Term Note, and "Note" shall mean any of them.

           "Revolving Credit Maturity Date" shall mean October 2, 2002, or such earlier date on which the entire unpaid principal amount of all Revolving Loans becomes due and payable whether by the lapse of time, demand for payment, acceleration or otherwise; provided, however, if any such date is not a Business Day, then the Revolving Credit Maturity Date shall be the next succeeding Business Day.

            "Revolving Credit Maximum Amount" shall mean (a) the lesser of (i) $25,000,000 or (ii) the Borrowing Base Limitation.

            "Revolving Credit Note" shall mean the Revolving Credit Note dated September 13, 2000 in the original principal amount of $25,000,000 made by Borrower payable to the order of the Bank, as the same may be renewed, extended, modified, increased or restated from time to time, such Revolving Credit Note being in renewal, extension and modification, but not extinguishment or novation, of that certain Revolving Credit Note dated April 26, 1999, executed by Borrower and payable to the order of Bank in the original principal amount of $30,000,000.

             "Revolving Loans" shall mean an advance made, or to be made, under the revolving credit loan facility to or for the credit of Borrower by the Bank pursuant to the Loan Terms, Conditions and Procedures Addendum, and shall include Swingline Loans.

           "Unused Commitment Fee Percentage" shall mean the applicable percentage set forth below, which shall be determined from time to time in accordance with the following schedule based on the Leverage Ratio:

            Leverage Ratio               Unused Commitment Fee Percentage
            --------------               --------------------------------
      Equal to or greater than 3.5:1.0                 0.35%
      Less than 3.5:1.0                                0.15%


          Section  2.13   Financial  Covenants.   Effective  as of  the  date
 hereof the Financial Covenants Addendum is hereby amended to read in its entirety as set forth on Annex I hereto.

          Section 2.14 Deleted Definitions. Effective as of the date hereof, Section 1.1 of the Defined Terms Addendum to the Credit Agreement is hereby amended to delete the definitions of "SAF Loan Maximum Amount" and "SAF Loan Termination Date" in their entireties.

          Section 2.15 Swingline Facility. Effective as of the date hereof, Section 1.3 of the Loan Terms, Conditions and Procedures Addendum to the Credit Agreement is hereby amended to add the following provisions to the end thereof:

      Subject to the terms and conditions of the Loan Documents, Borrower may request that Revolving Loans be made as Swingline Loans from time to time from September 13, 2000 until (but not including) the Revolving Credit Maturity Date, provided that the aggregate principal amount of Swingline Loans at any time outstanding shall not exceed $2,000,000. Borrower may use the swingline facility provided herein by borrowing, prepaying the Swingline Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions of the Loan Documents. The proceeds of each Swingline Loan shall be used by the Borrower solely for its short-term cash needs for working capital. Each Swingline Loan shall, from and after the date of such Swingline Loan, bear interest at a per annum rate equal to the Applicable Interest Rate provided in the Revolving Credit Note for the Prime Rate Balance (as defined in the Revolving Credit Note) and during the existence of an Event of Default at the Default Rate and shall be due and payable in accordance with the terms of the Revolving Credit Note. Borrower shall not be entitled to designate any
      Swingline Loan as a Eurodollar Balance (as defined in the Revolving Credit Note) or to convert any Swingline Loan to a Eurodollar Balance. Borrower may request Swingline Loans by submitting a Request for Advance in accordance with the foregoing provisions of this Section 1.3. Borrower and the Bank may enter into a separate agreement providing for Swingline Loans and principal reductions of Swingline Loans to occur automatically at such times as Borrower and the Bank may agree. So long as such an agreement is in effect, in addition to Borrower's right to request Swingline Loans by means of a Request for Advance and to make prepayments of Swingline Loans as provided in the Loan Documents for Revolving Loans, Swingline Loans and principal reductions of Swingline Loans will occur automatically in accordance with such Agreement.

          Section  2.16  Use of Proceeds.   Effective as of the date  hereof,
 Section 1.6 of the Loan Terms, Conditions and Procedures Addendum to the Credit Agreement is hereby amended to read in its entirety as follows:

           1.6  Use of Proceeds  of Revolving  Loans.   The proceeds  of
      Revolving Loans shall be used for working capital needs of Borrower.

          Section 2.17 Fees. Effective as of the date hereof, Section 1.8 of the Loan Terms, Conditions and Procedures Addendum to the Credit Agreement is hereby amended to read in its entirety as follows:

           1.8 Fees. (a) Unused Commitment Fee. Borrower shall pay to Bank an unused commitment fee in an amount equal to the product of
      (i) the Unused Commitment Fee Percentage multiplied by (ii) the difference between (A) $25,000,000 and (B) sum of the aggregate outstanding principal balance of all Revolving Loans plus the Letter of Credit Liabilities plus the Foreign Exchange Transaction Liabilities. Such fee shall be computed on a quarterly basis and shall be payable quarterly in arrears as of the end of each of Borrower's fiscal quarters. Bank shall invoice Borrower for such fees, which invoice shall be due and payable within fifteen (15) days after receipt.

           (b) Change in Control Fee. Upon the occurrence of any Change in Control, promptly and in any event within 90 days after such occurrence, Borrower shall pay to Bank a fee in the amount equal to (i) 1.00% of the Revolving Credit Maximum Amount if such Change in Control occurs prior to October 2, 2001, and (ii) 0.75% of the Revolving Credit Maximum Amount if such Change in Control occurs on or after October 2, 2001; provided, however, that such fee shall not be payable if Borrower refinances the Indebtedness with Bank or one of its direct Affiliates on or before the date such fee would otherwise be due. Neither Bank nor any of its Affiliates has any obligation to refinance the Indebtedness.

          Section 2.18 Letters of Credit. Effective as of the date hereof, the amount "5,000,000" appearing in subsection (a) of Section 1.9 of the Loan Terms, Conditions and Procedures Addendum to the Credit Agreement is hereby amended to read "$1,500,000".

          Section 2.19 Lock Box. Effective as of the date hereof, Section 1 of the Loan Terms, Conditions and Procedures Addendum to the Credit Agreement is hereby amended to add the following Section 1.11 thereto, which
 Section 1.11 shall read in its entirety as follows:

           1.11 Lock Box; Crediting Collections. At any time, Bank may elect to require that Borrower and each other Borrower Party comply with the terms, provisions and covenants set forth in this
      Section 1.11. From and after such election, Borrower and each other Borrower Party which shall pledge or purport to pledge Accounts as security for all or any part of the Indebtedness, shall maintain, at all times during the term of this Agreement, a depository account ("Depository Account") and lock box ("Lockbox") arrangement acceptable to Bank. At any time during the term hereof and for any reason, upon notification to Borrower by Bank, Borrower and each other Borrower Party shall, in every invoice issued by Borrower or such other Borrower Party, direct all Account Debtors to send their payments directly to the post office box established by the aforesaid Lockbox arrangement. Each Depository Account shall be in the name of Bank. Borrower irrevocably authorizes and shall cause each such other Borrower Party to irrevocably authorize the Bank to transfer to the Depository Account any funds that have been deposited into any other accounts or that Bank has otherwise received. Except to the extent otherwise provided below, if Borrower or any such other Borrower Party receives any payments from any Account Debtor, Borrower hereby agrees and shall cause each such other Borrower Party to agree that all such payments shall be the sole and exclusive property of Bank, and such Borrower or Borrower Party, as applicable, shall hold such payments in trust as Bank's trustee and immediately deliver said payments to the Depository Account. Bank shall have all right, title and interest in all of the items from time to time in the Depository Account and their proceeds; provided, however, that until such time as Bank, in its sole discretion, delivers to Borrower a notice of activation of cash control (an "Activation Notice"), Borrower and/or such other Borrower Parties may withdraw amounts, if any, held in the Depository Account to pay ordinary and necessary operating expenses. The receipt of any check, wire transfer or other item of payment by Bank shall not be considered a payment on account until the Business Day on which, as of 10:00 A.M., Dallas, Texas time, the same is honored by Bank's depository bank with respect thereto and final settlement thereof is reflected by irrevocable credit to Bank's account in such bank. All payments so received by Bank shall be applied in payment of the Indebtedness in such order as Bank, in its sole discretion, may elect which may be, but shall not be limited to, the following: first, to Bank's costs and expenses; then, to interest; then, to principal on such Loans as Bank may elect (in inverse order of their maturities if principal amounts are due in installments); and then, to other Indebtedness.

          Section 2.20 SAF Loans; Term Loan. Effective as of the date hereof, (a) the commitment of Bank to make SAF Loans is hereby terminated, and no further SAF Loans will be made; (b) outstanding Indebtedness under the SAF Loans in the aggregate amount of $5,000,000 shall be renewed, extended and modified, but not extinguished, as a Revolving Loan under the Credit Agreement; and (c) the remaining outstanding Indebtedness under the SAF Loans in the aggregate amount of $2,500,000 shall be renewed, extended and modified, but not extinguished pursuant to a Term Note in the form of Annex III hereto (the "Term Note") and shall bear interest and be payable as provided therein. Accordingly, effective as of the date hereof, Section 2 of the Loan Terms, Conditions and Procedures Addendum to the Credit Agreement is hereby amended to delete Sections 2.1, 2.2 and 2.3 in their entireties, and such sections are hereby replaced with the following Sections 2.1 and 2.2, which sections shall read in their respective entireties as follows:

           Section 2.1. Term Loan. Subject to the terms and conditions of the Loan Documents, on and as of September 13, 2000,
      (a) the commitment of the Bank to make SAF Loans is terminated, and no further SAF Loans will be made; (b) the outstanding Indebtedness under the SAF Loans in the aggregate amount of $5,000,000 shall be renewed, extended and modified, but not
      extinguished,  as  a   Revolving  Loan,   and  (c) the   remaining
      outstanding Indebtedness under the SAF Loans in the aggregate amount of $2,500,000 shall be renewed, extended and modified, but not extinguished, pursuant to the Term Note.

           Section 2.2. Repayment of and Interest on Term Loan. The Indebtedness from time to time outstanding under and evidenced by the Term Note shall bear interest at a rate per annum equal to the Applicable Interest Rate and during the existence of an Event of Default at the Default Rate and shall otherwise be repaid in accordance with the terms of the Term Note. Borrower shall not be permitted to reborrow any amounts repaid under the Term Note.

          Section 2.21   Excess Cash Flow.  Effective as of the date  hereof,
 Section 3 of the Loan Terms, Conditions and Procedures Addendum is hereby amended to add Section 3.9 to the end thereof, which Section 3.9 shall read in its entirety as follows:

               3.9 Mandatory Prepayment of Excess Cash Flow. Following the end of each calendar month, commencing with the month ending August 31, 2000, Borrower shall prepay all or a portion of the Term Loan in an aggregate amount equal to the lesser of $100,000 or the amount by which EBITDA of Borrower and its Subsidiaries on a consolidated basis for such month exceeds the aggregate amount of all scheduled payments of principal and interest required or paid during such month in respect of any and all Debt of Borrower and its Subsidiaries on a consolidated basis, including without limitation Capitalized Lease Obligations and the scheduled payment on the Term Loan. Each prepayment pursuant to this Section shall be made on or before the date on which financial statements are delivered or required to be delivered, whichever is the first to occur, pursuant to Section 4.3 with respect to the month for which such calculation is being made.

          Section 2.22 Amendment to Exhibits. Effective as of the date hereof, (a) Exhibit A (Form of Borrowing Base Certificate) to the Credit Agreement is hereby amended to read in its entirety as set forth on Annex IV hereto, and (b) Exhibit B (Form of Compliance Certificate) to the Credit Agreement is hereby amended to read in its entirety as set forth on Annex V hereto.

                                 Article III
                             Conditions Precedent

         Section  3.1  Conditions.   The effectiveness  of this Amendment  is
 subject to satisfaction of the following conditions precedent, unless waived in writing by Bank:

           (a) Documents. Concurrently with the execution and delivery of this Amendment, Borrower shall execute (or cause to be executed) and deliver to Bank, and as appropriate there shall be filed and recorded, the following:

           (i) A Revolving Credit Note in the form of Annex II hereto (the "Revolving Note"), executed by Borrower, in renewal, extension and modification, but not extinguishment or novation, of the Indebtedness evidenced by the existing Revolving Credit Note and a portion of the Indebtedness evidenced by the SAF Note;

           (ii) The Variable Rate-Installment Note in the form of Annex III hereto (the "Term Note", and together with the New Revolving Note, the "Renewal Notes"), executed by Borrower, in partial renewal, extension and modification, but not extinguishment or novation, of the existing Indebtedness evidenced by the SAF Note;

           (iii) A Security Agreement (Intellectual Property) executed by each of Borrower and the Guarantor;

           (iv) Financing Statements required or requested by Bank to perfect all security interests to be conferred on Bank under the Loan Documents and to accord bank a perfected security position in the Collateral, subject only to Permitted Encumbrances;

           (v) Mortgage on the Property, executed by Borrower, provided that such Mortgage shall not be recorded unless and until an Event of Default occurs, as provided in the Credit Agreement;

           (vi) the  Certificate  of   Corporate  Authority  and   Incumbency
                including the Unanimous Consent of Board of Directors of Borrower and Guarantor; and

           (vii) such other documents and instruments as Bank may reasonably require.

           (b) Authority Documents. Bank shall have received: (i) copies of resolutions of the board of directors, of each Borrower Party evidencing approval of the transactions contemplated by the Loan Documents, and authorizing the execution, delivery and performance by each Borrower Party of each Loan Document to which it is a party or by which it is otherwise bound, which resolutions shall have been certified by a duly authorized officer, of each Borrower Party as of the date of this Amendment as being complete, accurate and in full force and effect; (ii) incumbency certifications of a duly authorized officer, of each Borrower Party, in each case, identifying those individuals who are authorized to execute the Loan Documents for and on behalf of such Person(s), respectively, and to otherwise act for and on behalf of such Person(s); (iii) certified copies of each of such Person(s)' certificates of incorporation and bylaws, and all amendments thereto; and (iv) certificates of existence, good standing and authority to do business, as applicable, certified substantially contemporaneously with the date of this Agreement, from the state or other jurisdiction of each of such Person(s)' organization.

           (c) Licenses, Permits, Approvals, Etc. To the extent necessary and applicable, Borrower shall have received any and all necessary authorizations, approvals and consents from all applicable Governmental Authorities in respect of the borrowing by Borrower of the Loans, the Loan Documents and the transactions contemplated by any Loan Document.

           (d) UCC Lien Search. Bank shall have received UCC, tax lien and judgment lien record and copy searches satisfactory to Bank.

           (e) Casualty Insurance. Borrower shall have furnished to Bank, or cause to have been furnished to Bank, in form and content and in amounts and with companies satisfactory to Bank, casualty insurance policies, with loss payable and mortgagee clauses in favor of Bank, relating to the assets and properties (including, but not limited to, the Collateral) of Borrower any applicable Borrower Party.

           (f) Approval of Bank Counsel. All actions, proceedings, instruments and documents required to carry out the borrowings and transactions contemplated by this Agreement or any other Loan Document or incidental thereto, and all other related legal matters, shall have been reasonably satisfactory to and approved by legal counsel for Bank, and said counsel shall have been furnished with such certified copies of actions and proceedings and such other instruments and documents as they shall have reasonably requested.

           (g) Compliance  with  Certain  Documents  and  Agreements.    Each
      Borrower Party shall have each performed and complied with all agreements and conditions contained in the Loan Documents applicable to it and which are then in effect.

           (h) Other Documents and Instruments. Bank shall have received such other instruments and documents (not inconsistent with the terms hereof) as Bank may reasonably request in connection with the making of the Loans hereunder, and all such instruments and documents shall be reasonably satisfactory in form and substance to Bank.

           (i) Representations  and  Warranties.    The  representations  and
      warranties contained herein or in any Loan Documents shall be true and correct as of the date hereof, as if made on the date hereof.

           (j) No Event of Default. No Event of Default shall have occurred and be continuing and no Default shall exist, unless such Event of Default or Default has been specifically waived in writing by Bank.

           (k) Corporate and Partnership Proceedings. All corporate and partnership proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto, shall be satisfactory to Bank.

           (l) Fees, Costs and Expenses. Borrower shall have paid all fees, costs and expenses (including legal fees) incurred by Bank in connection with the Credit Agreement, this Amendment, the other Loan Documents and the transactions contemplated thereby, including without limitation the preparation, negotiation, execution, administration, filing and recording thereof, and an amount for payment of estimated post-closing fees and expenses.

           (m) Amendment Fee. Borrower shall have paid to Bank on the date hereof an amendment fee in the amount of $62,500, and any other fees payable pursuant to any other agreement between Borrower and Bank.


                                 Article IV
                              Guarantor Consent

         Section 4.1 Guarantor Consent. Guarantor hereby joins in this Amendment to evidence Guarantor's consent to the execution by Borrower of this Amendment, to confirm that the Guaranty heretofore executed by Guarantor (the "Guaranty") applies and shall continue to apply to all Indebtedness of Borrower including the Renewal Notes, and to acknowledge that without such consent and confirmation, Bank would not execute this Amendment. Notwithstanding any payment or payments made by Guarantor under the Guaranty or any set-off or application of any of Guarantor's funds by Bank, Guarantor shall never be subrogated in any of Bank's rights against Borrower or any other person or entity or any Collateral or offset rights held by Bank for payment of the Indebtedness, nor shall Guarantor have any right of indemnity, reimbursement or contribution against Borrower or any other person or entity for Guarantor's payment of any part of the Indebtedness. Guarantor agrees that it shall never be entitled to be subrogated to any of Bank's rights against Borrower or any other person or entity or any Collateral or offset rights held by Bank for payment of the Indebtedness until complete performance of all of the obligations of Borrower and other applicable parties under the Loan Documents and final termination of Bank's obligation--if any--to make any further advances under the Notes or provide any other financial accommodations to Borrower or any other applicable party under the Loan Documents. The provisions of this paragraph shall control over any inconsistent provision set forth in the Guaranty.

                                  Article V
                 Ratification, Representations and Warranties

         Section 5.1 Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and any other Loan Document, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement, and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Bank agree that the Credit Agreement, as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Except as expressly set forth in this Amendment, nothing herein shall in any manner diminish, impair or extinguish the Notes, any of the Indebtedness evidenced thereby, or any of the other Loan Documents. Any and all security agreements, negative pledge agreements and other security documents heretofore executed and delivered by Borrower and Guarantor, or either of them, in connection with the Agreement, and all liens, assignments, security interests and covenants created, granted or evidenced thereby are hereby ratified, confirmed, brought forward, renewed and extended and shall continue as security for all of the Indebtedness, including without limitation the Renewal Notes, in addition to and cumulative of all other security for the Indebtedness.

         Section 5.2 Representations and Warranties. Borrower and Guarantor each hereby represent and warrant to Bank that (i) the execution, delivery and performance of this Amendment and any and all other Loan
 Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and each Guarantor and will not violate the Articles of Incorporation or Bylaws of Borrower or any Guarantor; (ii) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date; (iii) Borrower and Guarantor are in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby; and (iv) all indebtedness, liabilities and obligations heretofore secured by any Lien on property or assets of Borrower or Guarantor, including without limitation patents, trademarks and the real property located in Calhoun County, Alabama, have been paid in full and as a result such Liens have been discharged. As soon as practicable after the date hereof, and in any event no later than September 30, 2000, Borrower and Guarantor shall deliver to Bank appropriate written releases in form and substance satisfactory to Bank of all such Liens, executed by the respective Lien holders.

                                 Article VI
                                Miscellaneous

         Section 6.1 Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Bank or any closing shall affect the representations and warranties or the right of Bank to rely upon them.

         Section 6.2 Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby.

         Section 6.3 Expenses of Bank. As provided in the Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Bank in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Bank's legal counsel, and all reasonable costs and expenses incurred by Bank in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Document, including, without limitation, the reasonable costs and fees of Bank's legal counsel.

         Section 6.4 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 6.5 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         Section 6.6 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Bank and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Bank.

         Section 6.7 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         Section 6.8 Effect of Waiver. No consent or waiver, express or implied, by Bank to or for any breach of or deviation from any covenant or condition of the Credit Agreement shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         Section 6.9 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 6.10 RELEASE. EACH OF BORROWER AND GUARANTOR HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES BANK, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER OR GUARANTOR MAY NOW OR HEREAFTER HAVE AGAINST BANK, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "ADVANCES", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE AGREEMENT, OR THE OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

               NOTICE PURSUANT TO TEX. BUS. & COMM. CODE [S]26.02

      THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF, INCLUDING THE GUARANTY, TOGETHER CONSTITUTE A WRITTEN CREDIT AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

              [Remainder of this page intentionally left blank]

      EXECUTED effective as of the date first set forth above.

                               BANK:
                               ----
                               COMERICA BANK-TEXAS, a
                               state banking association


                               By:    ___________________
                               Name:  ___________________
                               Title: ___________________


                               BORROWER:
                               --------
                               SPORT SUPPLY GROUP, INC., a
                               Delaware corporation


                               By:    ___________________
                               Name:  ___________________
                               Title: ___________________



                               GUARANTOR:
                               ---------
                               ATHLETIC TRAINING EQUIPMENT COMPANY, INC., a Delaware corporation

                               By:    ___________________
                               Name:  ___________________
                               Title: ___________________



                               __________________________
                               Witness to Guarantor





                              Signature Page

                              INDEX TO ANNEXES
                              ----------------

 ANNEX I   -    Financial Covenants Addendum
 ANNEX II  -    Revolving Credit Note
 ANNEX III -    Term Note
 ANNEX IV  -    Form of Borrowing Base Certificate
 ANNEX V   -    Form of Compliance Certificate

                                   ANNEX I

                         FINANCIAL COVENANTS ADDENDUM
                         ----------------------------

 SECTION 1.     FINANCIAL COVENANTS

     1.1 Historical Fixed Charge Coverage Ratio. Maintain a Historical Fixed Charge Coverage Ratio of not less than (a) 1.0:1.0 at all times during the period from and including March 31, 2000 to and including March 31, 2001, provided that Borrower shall be permitted to have a Historical Fixed Charge Coverage Ratio of not less than 0.95 to 1.00 in any two non-consecutive months, and (b) 1.5:1.0 at all times thereafter.

     1.2 Debt-to-Tangible  Net Worth Ratio.   Maintain a Debt-to-Tangible Net
 Worth Ratio at all times of not more than 1.5:1.0.

     1.3 Current Ratio. Maintain a Current Ratio at all times of not less than 1.5:1.0.

                                   ANNEX II

                            REVOLVING CREDIT NOTE
                            ---------------------





                                  ANNEX III

                                  TERM NOTE
                                  ---------

                                   ANNEX IV

                      FORM OF BORROWING BASE CERTIFICATE
                      ----------------------------------

      This Borrowing Base Certificate for the period beginning _______________________ and ending _______________________ ("Current
 Period") is delivered pursuant to that certain Credit Agreement dated to be effective as of April 26, 1999 by and between COMERICA BANK - TEXAS ("Bank") and SPORT SUPPLY GROUP, INC. ("Borrower"), as amended by that certain First Amendment to Credit Agreement dated as of September 13, 2000 (such Credit Agreement, as the same has been and may be renewed, extended, amended, modified, supplemented or restated from time to time, the "Credit Agreement"). Terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement.


 Line
 ----

 1.   Total Accounts _____________, ____                           $_________

 2.   Ineligible Accounts as of the end of the Current
      Period (See Credit Agreement):

      (a)  All Accounts unpaid more than 90 days (120
           days for ATEC Accounts) from the invoice
           date                                         $_________

      (b)  All of the Accounts of Account Debtor(s)
           where 50% of the Accounts of such Account
           Debtor(s) are unpaid more than 90 days from
           invoice date, net of the amount included in
           Line 2(a) for Account Debtor(s)              $_________

      (c)  Intercompany and Affiliate Accounts          $_________

      (d)  Foreign Accounts (not secured by letter of
           credit)                                      $_________

      (e)  Accounts subject to any dispute or set off
           or contra account                            $_________

      (f)  Other Accounts which do not satisfy the
           criteria set forth in the Credit Agreement
           for "Eligible Accounts"                      $_________

 3.   Total ineligible Accounts as of the end of the
      Current Period (Add Line 2(a) through Line 2(f)              $_________

 4.   Total Eligible Accounts as of the end of the
      Current Period (Line 1 minus Line 3)                         $_________

 5.   Accounts Advance Factor is 85%                                    .85

 6.   Accounts component of Borrowing Base (Line 4
      multiplied by Line 5)                                        $_________

 7.   Total Inventory (good and merchantable condition,
      not obsolete or discontinued, and properly
      classified as "raw materials" or "finished goods"
      under GAAP) as of the end of the Current Period.             $_________

 8.   Ineligible Inventory as of the end of the Current            $_________
      Period (See Credit Agreement)

      (a)  Work in process, miscellaneous supplies,
           consigned goods, Inventory located outside
           U.S. and goods in transit                    $_________

      (b)  Inventory subject to repurchase, Lien or
           security interest (other than to Bank)       $_________

      (c)  Inventory Bank has designated as ineligible  $_________

 9.   Total ineligible Inventory as of the end of the
      Current Period (Add Line 8(a) through Line 8(c)              $_________

 10.  Total Eligible Inventory as of the end of the
      current Period (Line 7 minus Line 9)                         $_________

 11.  Inventory Advance factor is 60%                                   .60

 12.  Inventory component of Borrowing Base (Lesser of
      $20,000,000, or Line 10 multiplied by Line 11)               $_________

 13.  Borrowing Base (Line 6 plus Line 12)                         $_________

 14.  Enter lesser of $25,000,000 or Line 13                       $_________

 15.  Aggregate amount of Revolving Loans outstanding              $_________

 16.  Letter of Credit Liabilities                                 $_________

 17.  Foreign Exchange Transaction Liabilities                     $_________

 18.  Amount available for borrowing, if positive, or
      amount to be repaid, if negative (Line 14 minus
      the sum of Lines 15, 16 and 17)                              $_________

      The undersigned hereby certifies that the above information and computations are true and not misleading as of the date hereof, and that no Default or Event of Default has occurred and is continuing.

                               BORROWER:
                               --------
                               SPORT SUPPLY GROUP, INC., a
                               Delaware corporation

                               By:    ___________________
                               Name:  ___________________
                               Title: ___________________

                                   ANNEX V

                        FORM OF COMPLIANCE CERTIFICATE
                        ------------------------------

      This Compliance Certificate is executed and delivered to Comerica Bank-Texas ("Bank") by Sport Supply Group, Inc. ("Borrower") this ___ day of ____________, 19__. All capitalized terms used but not defined herein, shall have the meanings given to such terms in that certain Credit Agreement, dated as of April 26, 1999, between Bank and Borrower, as amended by that certain First Amendment to Credit Agreement dated as of September 13, 2000 (such Credit Agreement, as the same has been and may be renewed, extended, amended, modified, supplemented or restated from time to time, the "Credit Agreement"). The undersigned hereby certifies to Bank as follows:

      (1) The undersigned is the duly elected, qualified and acting ________ ___________ of Borrower and, as such, is authorized to make and deliver this Certificate.

      (2)  The  undersigned  has  reviewed  the  provisions  of  the   Credit
 Agreement and confirms that, as of the date hereof:

           (a) the representations and warranties contained in Section 3 of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same force and effect as though made on and as of the date hereof;

           (b)  no  Default  or  Event  of   Default  has  occurred  and   is
 continuing, and Borrower has complied with all of the terms, covenants and conditions set forth in the Credit Agreement; and

           (c) attached hereto as Schedule A is a report prepared by the undersigned setting forth information and calculations that demonstrate compliance (or noncompliance) with each of the covenants set forth in the Financial Covenants Addendum to the Credit Agreement.

 The foregoing certificate is given in my capacity as _______________________ of Borrower, and not in my individual capacity.

                               SPORT SUPPLY GROUP, INC., a
                               Delaware corporation


                               By:    ___________________
                               Name:  ___________________
                               Title: ___________________

                     SCHEDULE A TO COMPLIANCE CERTIFICATE
                     ------------------------------------

    1.   Historical Fixed Charge Coverage Ratio

         (a)  EBITDA  for  the  twelve  (12)  immediately
            preceding months,  excluding EBITDA  for such
            period of  any entities acquired  during such
            period                                            $_________

         (b)  Aggregate of (i) Current Maturities Under
            Capitalized Lease Obligations, (ii) Current
            Maturities of Long Term Indebtedness and
            (iii) interest payments due for 12-month
            period following the date of determination        $_________

         (c)  Historical Fixed Charge Coverage Ratio [(a)
            to (b)]:                                          ___ to 1.0

         (d)  Financial Covenants Addendum presently
            requires the Historical Fixed Charge Coverage
            Ratio to be not less than:                        ___ to 1.0
            Covenant Satisfied     ______________________
            Covenant Not Satisfied ______________________
            Covenant Not Tested    ______________________

    2.   Debt-to-Tangible Net Worth Ratio

         (a)  Borrower's Debt (less Subordinated Debt)        $_________

         (b)  Borrower's Tangible Net Worth:                  $_________

         (c)  Ratio of (i) Borrower's Debt (less
            Subordinated Debt) to (ii) Borrower's
            Tangible Net Worth [(a) to (b)]:                  ___ to 1.0

         (d)  Financial Covenants Addendum presently
            requires the Debt to Tangible Net Worth Ratio
            to be not more than:                              1.5 to 1.0
            Covenant Satisfied     ______________________
            Covenant Not Satisfied ______________________
            Covenant Not Tested    ______________________

    3.   Current Ratio
         (a)  Borrower's Current Assets                       $_________
         (b)  Borrower's Current Liabilities                  $_________

         (c)  Ratio of (i) Borrower's Current Assets to
            (ii) Borrower's Current Liabilities [(a) to (b)]: ___ to 1.0

         (d)  Financial Covenants Addendum presently
            requires Borrower to maintain a Current Ratio
            of not less than:                                 1.5 to 1.0
            Covenant Satisfied     ______________________
            Covenant Not Satisfied ______________________
            Covenant Not Tested    ______________________

    4.   Excess Cash Flow

         (a)  EBITDA for immediately preceding month          $_________

         (b)  Aggregate of all scheduled payments of
            principal and interest required or paid
            during such month in respect of all Debt,
            including Capitalized Lease Obligations and
            the scheduled payment on the Term Loan            $_________

         (c)  Excess Cash Flow [Line (a) minus Line (b)]      $_________


 1 (a) 1.0:1.0 at all times during the period from and including March 31, 2000, to and including March 31, 2001, provided that Borrower shall be permitted to have a Historical Fixed Charge Coverage Ratio of not less than
 0.95 to 1.00 in any two non-consecutive months, and (b) 1.5:1.0 at all times thereafter.